Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO LOAN, GUARANTY AND SECURITY AGREEMENT

                    THIS FIRST AMENDMENT TO LOAN, GUARANTY AND SECURITY AGREEMENT (this “Amendment”), dated as of April 28, 2006, is entered into by and among PAYLESS SHOESOURCE FINANCE, INC., a Nevada corporation (“Borrower”), each of the Guarantors (as defined in the Loan Agreement) that is signatory to this Amendment, each of the lenders that is a signatory to this Amendment (together with its successors and permitted assigns, individually, “Lender” and, collectively, “Lenders”), and WELLS FARGO RETAIL FINANCE, LLC, a Delaware limited liability company, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, “Agent” and together with the Lenders, collectively, the “Lender Group”), in light of the following:

                    WHEREAS, Borrower, the other Credit Parties signatory thereto and the members of the Lender Group signatory thereto are parties to that certain Loan, Guaranty and Security Agreement, dated as of January 15, 2004 (as amended, restated, supplemented, or modified from time to time, the “Loan Agreement”);

                    WHEREAS, the Credit Parties have requested that the Loan Agreement be amended as set forth herein; and

                    WHEREAS, subject to the satisfaction of the conditions set forth herein, the Lender Group is willing to so consent to the amendment of the Loan Agreement.

                    NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and upon the terms and conditions set forth herein, the parties hereby agree as follows:

          SECTION 1.   RELATION TO THE LOAN AGREEMENT; DEFINITIONS.

                    1.1          Relation to Loan Agreement.  This Amendment constitutes an integral part of the Loan Agreement and shall be deemed to be a Loan Document for all purposes. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement,” “thereunder,” “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

                    1.2          Capitalized Terms.  Capitalized terms used herein without definition shall have the meanings specified in the Loan Agreement.

          SECTION 2.   AMENDMENTS TO LOAN AGREEMENT.

                    2.1          Amendments to Section 1.1.

                                   (a)          The following new definitions are hereby added to Section 1.1 of the Loan Agreement in appropriate alphabetical order:

                                   “First Amendment” means that certain First Amendment to Loan, Guaranty and Security Agreement dated as of April 28, 2006 by and among the Credit Parties, Lenders and Agent.

                                   “First Amendment Effective Date” has the meaning set forth in Section 4.1 of the First Amendment.

                                   “First Amendment Fee Letters” means each of those Fee Letters executed by Borrower in favor of Agent in connection with the execution of the First Amendment.

                                   (b)          The definition of “Applicable Margin” is hereby deleted in its entirety and replaced with the following new definition:

                                   “Applicable Margin” means initially, the rates for Base Rate Loans and LIBOR Rate Loans set forth in Level I below and thereafter means the rates for Base Rate Loans and LIBOR Rate Loans set forth in the grid below based upon Average Utilization:

Level	Average Utilization	Base Rate Loans	LIBOR Rate Loans	Documentary Letters of Credit	Standby Letters of Credit

I	Up to and including $50,000,000	-0.25%	1.00%	0.50%	1.00%
II	Greater than $50,000,000 but less than or equal to $100,000,000	0%	1.25%	0.75%	1.25%
III	Greater than $100,000,000	0%	1.50%	1.00%	1.50%

          The Applicable Margin shall be adjusted quarterly as of the first day of each calendar quarter, based upon the Average Utilization for the immediately preceding calendar quarter.

                                   (c)          The definition of “Fee Letter” is hereby deleted in its entirety and replaced with the following new definition:

                                   “Fee Letter” means, collectively, each of the First Amendment Fee Letters.

                                   (d)          The definition of “Permitted Purchase Money Indebtedness” is hereby deleted in its entirety and replaced with the following new definition:

                                   “Permitted Purchase Money Indebtedness” means, as of any date of determination, Purchase Money Indebtedness incurred after the Closing Date in an aggregate principal amount outstanding at any one time not in excess of $75,000,000.

                    2.2          Amendments to Section 2.2.  Section 2.2 of the Loan Agreement is hereby amended by deleting the language “On and after the Initial Syndication Date and until the second anniversary of the Closing Date” and replacing it with the new language “On and after the First Amendment Effective Date and until (but not including) the Maturity Date”.

                    2.3          Amendments to Section 2.11(a) Section 2.11(a) of the Loan Agreement is hereby amended by deleting the reference to “0.30%” therein and replacing it with a reference to “0.25%”.

                    2.4          Amendments to Section 3.4.  Section 3.4 of the Loan Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following new first sentence:  “This Agreement shall continue in full force and effect for a term ending on January 15, 2011 (the “Maturity Date”).”

                    2.5          Schedule 6.2.  Schedule 6.2 of the Loan Agreement is hereby amended by deleting the reference to “$25,000,000” in paragraph (a) thereof and replacing it with a reference to “$50,000,000 for a period of ten consecutive days”.

          SECTION 3.   REPRESENTATIONS AND WARRANTIES.

                    3.1          Representations and warranties.

                                   Each Credit Party hereby represents and warrants to the Lender Group that:

                                   (a)          It has the requisite power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Loan Documents to which it is a party. The execution, delivery, and performance by it of this Amendment and the performance by it of each Loan Document to which it is a party (i) have been duly approved by all necessary action and no other proceedings are necessary to consummate such transactions; and (ii) are not in contravention of (A) any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court or Governmental Authority binding on it, (B) the terms of its organizational documents, or (C) any provision of any material contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

                                   (b)          This Amendment has been duly executed and delivered by each Credit Party. This Amendment and each Loan Document to which each Credit Party is party are the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, and is in full force and effect except as such validity and enforceability is limited by the laws of insolvency and bankruptcy, laws affecting creditors’ rights and principles of equity applicable hereto;

                                   (c)          No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against any Credit Party or any member of the Lender Group;

                                   (d)          No Default or Event of Default has occurred and is continuing on the date hereof or as of the date of the effectiveness of this Amendment;

                                   (e)          No Material Adverse Change has occurred; and

                                   (f)          The representations and warranties in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

          SECTION 4.   MISCELLANEOUS.

                    4.1          Conditions to Effectiveness.  The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof (the date of satisfaction of all such conditions being the “First Amendment Effective Date”):

                                   (a)          The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                                   (b)          No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment;

                                   (c)          Each Credit Party, the Agent and each member of the Lender Group shall have delivered an executed copy of this Amendment to Agent;

                                   (d)          Agent shall have received a certificate from the Borrower certifying that no material changes have occurred to any material Credit Party’s Governing Documents since the Closing Date except as disclosed to the Agent by the Borrower, certified by the Secretary of Borrower;

                                   (e)          no Material Adverse Change shall have occurred;

                                   (f)          Agent shall have received an opinion of in-house counsel in form and substance satisfactory to Agent;

                                   (g)          Agent shall have received a certificate in form and substance satisfactory to the Agent attesting to resolutions authorizing execution, delivery, and performance of this Amendment and the other Loan Documents and authorizing specific officers to execute the same;

                                   (h)          Borrower shall have paid all fees and expenses of Agent incurred in connection with the transactions evidenced by this Amendment and all fees set forth in the First Amendment Fee Letters which are due and owing on the First Amendment Effective Date; and

                                   (i)          No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Credit Party or the Lender Group.

                    4.2          Entire Amendment; Effect of Amendment.  This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of the Lender Group as in effect prior to the date hereof. The amendments and other agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document. All liabilities of the Credit Parties and their Subsidiaries under the Loan Documents shall, together with any and all additional liabilities incurred by each Credit Party hereunder or under any of the other Loan Documents, continue to be secured, by, among other things, the Collateral, whether now existing or hereafter acquired and wheresoever located, all as more specifically set forth in the Loan Documents.  Each Credit Party hereby reaffirms its obligations, liabilities, grants of security interests, pledges and the validity of all covenants by such Person contained in any and all Loan Documents.  The execution and delivery of this Amendment shall not constitute a novation of the indebtedness outstanding under the Loan Agreement.  Each Credit Party hereby reaffirms its obligations, liabilities and indebtedness arising under each of the Loan Documents existing on the date hereof (as amended or otherwise modified through and including the First Amendment Effective Date), in each case after giving effect to the provisions of the preceding sentence.

                    4.3          Counterparts; Telefacsimile.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                    4.4          Fees, Costs and Expenses.  Borrower agrees to pay on demand all reasonable fees, costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to their rights and responsibilities hereunder and thereunder.

                    4.5          Cross-References.  References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

                    4.6          Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                    4.7          Reaffirmation of Guaranty.  Each Guarantor signatory hereto further reaffirms its obligations under the Guaranty contained in Section 17 of the Loan Agreement and acknowledges and agrees that the Guaranty of the Obligations remains in full force in effect under the Loan Agreement as amended by this Agreement.

                    4.8          GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES.

[signature page follows]

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

PAYLESS SHOESOURCE FINANCE, INC.
a Nevada Corporation

By:	/s/ Ullrich E. Porzig

Name:	Ullrich E. Porzig
Title:	President

WELLS FARGO RETAIL FINANCE, LLC,
a Delaware limited liability company, as Agent and as a Lender

By:	/s/ Jennifer Cann

Title:	Vice President

NATIONAL CITY COMMERCIAL FINANCE,
as a Lender

By:	/s/ Joe Kwasny

Title:	Director

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Alexis MacElhiney

Title:	Director

JPMORGAN CHASE BANK, N.A. (as successor by merger to Bank One, NA), as a Lender

By:	/s/ Stephen D. Christ

Title:	Account Executive

Signature Page to First Amendment to Loan, Guaranty and Security Agreement

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Joe Curdy

Title:	Vice President

LASALLE RETAIL FINANCE, a division of LaSalle Business Credit, LLC, as Agent for Standard Federal Bank National Association,
as a Lender

By:	/s/ Mark D. Twomey

Title:	Vice President

Signature Page to First Amendment to Loan, Guaranty and Security Agreement

CREDIT PARTIES:

PAYLESS SHOESOURCE DISTRIBUTION, INC.

By	/s/ Ullrich E. Porzig

Name:	Ullrich E. Porzig
Title:	Vice President and Treasurer

PAYLESS SHOESOURCE
MERCHANDISING, INC.

By	/s/ Ullrich E. Porzig

Name:	Ullrich E. Porzig
Title:	Senior Vice President and Treasurer

DYELIGHTS, INC.

By:	/s/ Ullrich E. Porzig

Name:	Ullrich E. Porzig
Title:	Vice President

PAYLESS SHOESOURCE GOLD VALUE, INC.
PAYLESS PURCHASING SERVICES, INC.
PSS LABOR LEASING, INC.
PSS INVESTMENT I, INC.
PSS INVESTMENT III, INC.
PSS CANADA, INC.
EASTBOROUGH, INC.
PSS DELAWARE COMPANY 2, INC.
PSS DELAWARE COMPANY 3, INC.
PSS DELAWARE COMPANY 4, INC.

By:	/s/ Ullrich E. Porzig

Name:	Ullrich E. Porzig
Title:	President

Signature Page to First Amendment to Loan, Guaranty and Security Agreement

PAYLESS SHOESOURCE, INC., a Delaware corporation
PAYLESS SHOESOURCE WORLDWIDE, INC.
PAYLESS SHOESOURCE, INC., a Missouri corporation

By:	/s/ Ullrich E. Porzig

Name:	Ullrich E. Porzig
Title:	Senior Vice President - Chief Financial Officer and Treasurer

SHOE SOURCING, INC.

By:	/s/ Ullrich E. Porzig

Name:	Ullrich E. Porzig
Title:	Chairman and President

PAYLESS SHOESOURCE LEASING, LLC
BY: PAYLESS SHOESOURCE, INC. (ITS SOLE MEMBER)

By:	/s/ Ullrich E. Porzig

Name:	Ullrich E. Porzig
Title:	Senior Vice President - Chief Financial Officer and Treasurer

PAYLESS SHOESOURCE OF PUERTO RICO, INC.
PAYLESS SHOESOURCE OF PUERTO RICO NO. 4158, INC.
PAYLESS SHOESOURCE OF PUERTO RICO NO. 4163, INC.
PAYLESS SHOESOURCE OF PUERTO RICO NO. 4164, INC.
PAYLESS SHOESOURCE OF PUERTO RICO NO. 4168, INC.
PAYLESS SHOESOURCE OF PUERTO RICO NO. 4219, INC.

By	/s/ Ullrich E. Porzig

Name:	Ullrich E. Porzig
Title:	Chairman and CEO

Signature Page to First Amendment to Loan, Guaranty and Security Agreement